Exhibit 10.5

ACLARIS THERAPEUTICS, INC.

SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

This Second Amended and Restated Investors’ Rights Agreement (this “Agreement”) is made as of this 28th day of August, 2015 (the “Effective Date”), by and among Aclaris Therapeutics, Inc., a Delaware corporation (the “Company”), the holders of the Company’s Series A Preferred Stock listed on Exhibit A attached hereto (the “Series A Holders”), the holders of the Company’s Series B Preferred Stock listed on Exhibit B attached hereto (the “Series B Holders”) and the holders of the Company’s Series C Preferred Stock listed on Exhibit C attached hereto (the “Series C Holders” and together with the Series A Holders and the Series B Holders, the “Investors”).

RECITALS

A.            The Company and certain of the Investors are parties to that certain Amended and Restated Investors’ Rights Agreement dated as of September 30, 2014 (the “Prior Agreement”).

B.            The Company and the Series A Holders entered into a Series A Preferred Stock Purchase Agreement dated August 30, 2012 pursuant to which the Company sold to the Series A Holders, and the Series A Holders purchased from the Company, shares of the Company’s Series A Preferred Stock (the “Series A Preferred Stock”).

C.            The Company and the Series B Holders entered into a Series B Preferred Stock Purchase Agreement dated September 30, 2014 pursuant to which the Company sold to the Series B Holders, and the Series B Holders purchased from the Company, shares of the Company’s Series B Preferred Stock (the “Series B Preferred Stock”).

D.            The Company and the Series C Holders have entered into a Series C Preferred Stock Purchase Agreement (the “Purchase Agreement”) of even date herewith pursuant to which the Company desires to sell to the Series C Holders and the Series C Holders desire to purchase from the Company shares of the Company’s Series C Preferred Stock (the “Series C Preferred Stock” and together with the Series A Preferred Stock and the Series B Preferred Stock, the “Preferred Stock”).  A condition to the Series C Holders’ obligations under the Purchase Agreement is that the Company and the Investors enter into this Agreement in order to provide the Investors with (i) certain rights to register shares of the Company’s Common Stock (the “Common Stock”) issuable upon conversion of the Preferred Stock held by the Investors, (ii) certain rights to receive or inspect information pertaining to the Company and (iii) a right of first offer with respect to certain issuances by the Company of its securities.  The Company and the Investors each desire to induce the Series C Holders to purchase shares of Series C Preferred Stock pursuant to the Purchase Agreement by agreeing to the terms and conditions set forth herein.

E.            The approval of (i) the Company and (ii) the holders of at least 60% of the Registrable Securities (as defined in the Prior Agreement for purposes of this paragraph E) is required to amend and restate the Prior Agreement pursuant to Section 3.4 thereof; provided, however, the amendment and restatement of the rights granted to the Major Holders (as defined in the Prior Agreement for purposes of this paragraph E) in Section 2 of the Prior Agreement requires the consent of at least 60% of the Registrable Securities held by the Major Holders and the amendment and restatement of the rights granted to Investors (as defined in the Prior Agreement for purposes of this paragraph E) in Section 2 of the Prior Agreement requires the consent of at least 60% of the Registrable Securities held by the Series A Holders and the Series B Holders, voting together as a single class on an as-converted basis.

F.             The Investors, which include the requisite Investors described in the preceding paragraph, desire to amend and restate the Prior Agreement in accordance with the terms and provisions set forth herein.

AGREEMENT

The parties hereby agree as follows:

1.             Registration Rights.  The Company and the Investors covenant and agree as follows:

1.1          Definitions.  For purposes of this Section 1:

(a)       “Conversion Shares” means shares of the Company’s stock (including the Company’s Preferred Stock, Common Stock and Common Stock issuable upon conversion of Preferred Stock or any stock received in connection with any stock dividend, stock split or other reclassification of any such stock).

(b)       “Exchange Act” means the Securities Exchange Act of 1934, as amended (and any successor thereto) and the rules and regulations promulgated thereunder;

(c)       “Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor form under the Securities Act that permits significant incorporation by reference of the Company’s subsequent public filings under the Exchange Act;

(d)       “Holder” means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.12 of this Agreement;

(e)       “Qualified IPO” means a firm commitment underwritten public offering by the Company of shares of its Common Stock in connection with which all the then-outstanding shares of Preferred Stock are converted into shares of Common Stock as defined in the Company’s Third Amended and Restated Certificate of Incorporation as may be amended from time to time (the “Restated Certificate”);

(f)        “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document;

(g)       “Registrable Securities” means (i) the shares of Common Stock issuable or issued upon conversion of the Preferred Stock, and (ii) any other shares of Common

Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares listed in (i); provided, however, that the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned.  Notwithstanding the foregoing, Common Stock or other securities shall only be treated as Registrable Securities if and so long as (A) they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, and (B) they have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(a)(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;

(h)       The number of shares of “Registrable Securities then outstanding” shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

(i)        “SEC” means the Securities and Exchange Commission; and

(j)        “Securities Act” means the Securities Act of 1933, as amended (and any successor thereto) and the rules and regulations promulgated thereunder.

1.2          Request for Registration.

(a)       If the Company shall receive at any time after the earlier of (i) September 30, 2017, or (ii) six months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction), a written request from the Holders of at least 60% of the Registrable Securities then outstanding (provided the anticipated aggregate offering price, net of underwriting discounts and commissions, would be at least $5,000,000) that the Company file a registration statement under the Securities Act, then the Company shall, within 20 days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 1.2(b), use commercially reasonable efforts to file as soon as practicable, and in any event within 90 days of the receipt of such request, a registration statement under the Securities Act covering all Registrable Securities which the Holders request to be registered.

(b)       If the Holders initiating the registration request hereunder (“Initiating Holders”) intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in subsection 1.2(a).  The underwriter will be selected by a majority in interest of the Initiating Holders and shall be reasonably acceptable to the Company.  In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by at least 60% of the Initiating

Holders and such Holder) to the extent provided herein.  All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.5(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.  Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all participating Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each participating Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

(c)       Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the Chief Executive Officer or President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period.

(d)       In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:

(i)            After the Company has effected two registrations pursuant to this Section 1.2 and such registrations have been declared or ordered effective (a registration will count for this purpose only if (i) all Registrable Securities requested to be registered are registered and (ii) it is closed, or withdrawn at the request of the Investors (other than as a result of a material adverse change to the Company));

(ii)           During the period commencing on the effective date of the registration statement for the initial public offering of the Company’s securities and ending on a date 180 days after the effective date of such registration; or

(iii)          If the Company delivers notice to the Holders within 30 days of the Company’s receipt of the Initiating Holders’ registration request declaring the Company’s intention to file within 60 days a registration statement for the Company’s initial public offering.

1.3          Company Registration.  If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a transaction covered by

Rule 145 under the Securities Act, a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, or any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration.  Upon the written request of each Holder given within 20 days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of Section 1.8, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered.

1.4          Form S-3 Registration.  In case the Company shall receive from the Holders of at least 30% of the Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

(a)       promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

(b)       as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.4:  (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters’ discounts or commissions) of less than $2,500,000; (iii) if the Company shall furnish to the Holders a certificate signed by the Chief Executive Officer or President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 120 days after receipt of the request of the Holder or Holders under this Section 1.4; provided, however, that the Company shall not utilize this right more than once in any 12-month period; (iv) if the Company has, within the 12-month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 1.4; (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance; or (vi) during the period ending 180 days after the effective date of a registration statement subject to Section 1.3.

(c)       Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders.  Registrations effected pursuant to this Section 1.4 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

1.5          Obligations of the Company.  Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a)       Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use commercially reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 120 days, or until the distribution described in such registration statement is completed, if earlier.

(b)       Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for up to 120 days, or until the distribution described in such registration statement is completed, if earlier.

(c)       Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d)       Use commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e)       In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.  Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f)        Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.  As promptly as practicable thereafter, the Company will prepare and file with the SEC, and furnish without charge to the appropriate Holders and managing underwriter(s), if any, an amendment or supplement to such registration statement or prospectus in order to cause such registration statement or prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and will furnish such copies thereof as the Holders or any underwriters may reasonably request.

(g)       Use best efforts to cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

(h)       Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

(i)        Use commercially reasonable efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

1.6          Furnish Information.  It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder’s Registrable Securities.  The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.4 of this Agreement if, as a result of the application of the preceding sentence, the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company’s obligation to initiate such registration as specified in subsection 1.2(a) or subsection 1.4(b)(ii), whichever is applicable.

1.7          Expenses of Registration.

(a)       Demand Registration.  All expenses other than stock transfer taxes, underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel (not to exceed $50,000) for the selling Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2; provided further, however, that if at the time of such withdrawal, the Holders (i) have learned of a material adverse change in the condition, business, or prospects of the Company that was not known at the time of their request or could have not been reasonably known given the prior communication or information provided by the Company to the Holders and (ii) have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall not forfeit their rights pursuant to Section 1.2.

(b)       Company Registration.  All expenses other than stock transfer taxes, underwriting discounts and commissions incurred in connection with registrations, filings or qualifications of Registrable Securities pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.12), including (without limitation) all registration, filing, and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel (not to exceed $50,000) for the selling Holder or Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company.

(c)       Registration on Form S-3.  All expenses other than stock transfer taxes, underwriting discounts and commissions incurred in connection with a registration requested pursuant to Section 1.4, including (without limitation) all registration, filing, qualification, printers’ and accounting fees and the reasonable fees and disbursements of one counsel (not to exceed $50,000) for the selling Holder or Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld shall be borne by the Company.

1.8          Underwriting Requirements.  In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under Section 1.3 to include any of the Holders’ securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company.  If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders) but in no event shall (i) the amount of securities of the selling Holders included in the offering be reduced below 30% of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company’s securities, in which case, the selling stockholders may be excluded if the underwriters make the determination described above and no other stockholder’s securities are included or (ii) without the consent of the holders of at least 60% of the Registrable

Securities, any securities held by any non-Holder be included if any securities held by any selling Holder are excluded.  For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling stockholder,” and any pro-rata reduction with respect to such “selling stockholder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “selling stockholder,” as defined in this sentence.

1.9          Delay of Registration.  No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.10        Indemnification.  In the event any Registrable Securities are included in a registration statement under this Section 1:

(a)       To the extent permitted by law, the Company will indemnify and hold harmless each Holder (including each of its officers, directors, members and partners), any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”):  (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any Holder, underwriter or controlling person for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

(b)       To the extent permitted by law, each selling Holder will, severally and not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the

Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that in no event shall any indemnity under this subsection 1.10(b) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

(c)       Promptly after receipt by an indemnified party under this Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

(d)       If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, that in no event shall any contribution by a Holder under this Subsection 1.10(d) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e)       Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f)        The obligations of the Company and Holders under this Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

1.11        Reports Under the Exchange Act.  With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

(a)       make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after 90 days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

(b)       take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

(c)       file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(d)       furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

1.12        Assignment of Registration Rights.  The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee (a) who, with the addition of the transferred shares, holds at least 1,000,000 shares of such securities (subject to adjustment for stock splits, stock dividends, reclassification or the like) (or is assigned all of the shares held by the transferring Holder, if less than 1,000,000  shares); (b) that is a subsidiary, parent, partner, limited partner, retired partner, member, retired member or stockholder of a Holder; (c) that is an affiliated fund or entity of the Holder, which means with respect to a limited liability company or a limited liability partnership, a fund or entity managed by the same manager or managing member or general partner or management company or by an entity controlling, controlled by, or under common control with such manager or managing member or general partner or management company (such a fund or entity, an “Affiliated Fund”); (d) who is a Holder’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (such a relation, a Holder’s “Immediate Family Member”, which term shall include adoptive relationships); (e) that is a trust, partnership, limited liability company or corporation, the use of which is for estate planning purposes for the benefit of an individual Holder or such Holder’s Immediate Family Member; (f) who is a Major Holder (as hereinafter defined); or (g) who is an Affiliated Transferee (as defined in Section 3.3 of the Purchase Agreement), provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if the transferee agrees to be bound by this Agreement and immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.  For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of (x) a partnership who are partners or retired partners of such partnership or (y) a limited liability company who are members or retired members of such limited liability company (including Immediate Family Members of such partners or members who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership or limited liability company; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under Section 1.

1.13        Limitations on Subsequent Registration Rights.  From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least 60% of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.2(a) or within 120 days of the effective date of any registration effected pursuant to Section 1.2; provided that this limitation shall not apply to any additional Investor who becomes a party to this Agreement in accordance with Section 1.12.

1.14        Lock-Up Agreement.

(a)       Lock-Up Period; Agreement.  In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing such offering of the Company’s securities, each Holder agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company, however or whenever acquired (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days but subject to such extension(s) as may be required by the underwriters in order to publish research reports while complying with Rule 2711 of the Financial Industry Regulatory Authority (FINRA), such extension(s) not to exceed 15 days in the aggregate) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company’s initial public offering.

(b)       Limitations.  The obligations described in Section 1.14(a) shall apply only if all officers and directors of the Company and all one-percent stockholders enter into similar agreements, and shall not apply to a registration relating solely to employee benefit plans, or to a registration relating solely to a transaction pursuant to Rule 145 under the Securities Act.  If the obligations described in Section 1.14(a) are waived or terminated by the Company or the representatives of the underwriters, such waiver or termination shall apply to the Investors pro rata, based on the number of shares held by the Investors.

(c)       Stop-Transfer Instructions.  In order to enforce the foregoing covenants, the Company may impose stop-transfer instructions with respect to the securities of each Holder (and the securities of every other person subject to the restrictions in Section 1.14(a)).

(d)       Transferees Bound.  Each Holder agrees that prior to the Company’s initial public offering it will not transfer securities of the Company unless each transferee agrees in writing to be bound by all of the provisions of this Section 1.14, provided that this Section 1.14(d) shall not apply to transfers pursuant to a registration statement or transfers after the 12-month anniversary of the effective date of the Company’s initial registration statement subject to this Section 1.14.

1.15        Termination of Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to this Section 1 shall terminate upon the earliest to occur of: (a) five years after a Qualified IPO; (b) a Liquidation Transaction (as defined in the Restated Certificate); or (c) when all shares held by the Investors are eligible to be sold without restriction under Rule 144(b)(1) within any 90-day period.

2.             Covenants of the Company.

2.1          Delivery of Financial Statements.  The Company shall deliver to each Holder who holds at least 1,000,000 shares of Registrable Securities (subject to adjustment for stock splits, stock dividends, reclassifications or the like), Blackwell Partners LLC — Series A and Aperture Venture Partners III, L.P. (collectively, the “Major Holders”):

(a)       as soon as practicable, but in any event within 150 days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholder’s equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles (“GAAP”), and audited and certified by an independent public accounting firm selected with the approval of the Board of Directors, including the approval of at least one of the three directors elected by the Investors (each, an “Investor Director”);

(b)       as soon as practicable, but in any event within 45 days after the end of each quarter, an unaudited profit or loss statement, a statement of cash flows as compared to the budget and the comparable period for the prior year, an unaudited balance sheet as of the end of such quarter and a written summary of operations, each of which has been prepared in accordance with GAAP, subject to normal year-end audit adjustments;

(c)       as soon as practicable, but in any event 30 days prior to the end of each fiscal year, a comprehensive operating budget for the next fiscal year forecasting the Company’s revenues, expenses and cash position on a month-to-month basis for the upcoming fiscal year, and, as soon as prepared, any other budgets or revised budgets prepared by the Company; and

(d)       promptly upon request by a Major Holder following the end of each fiscal quarter, an updated capitalization table, certified by the Company’s Chief Financial Officer.

2.2          Inspection.  The Company shall permit each Major Holder, at such Major Holder’s expense, to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times and at reasonable intervals as may be requested by the Major Holder; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information or any information with respect to which the Company may be legally bound to maintain confidentiality.

2.3          Confidentiality.  Each Investor agrees that such Investor will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company or exercise its rights under this Agreement) any confidential information obtained from the Company (including notice of the Company’s intention to file a registration statement), unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 2.3 by such Investor), (b) is or has been independently developed or conceived by the Investor without use of the Company’s confidential information, or (c) is or has been made known or disclosed to the Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that an Investor may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company, if such professionals agree to be bound by the provisions of this Section 2.3; (ii) to any prospective purchaser of any Registrable Securities from such Investor, if such prospective purchaser agrees to be bound by the provisions of this Section 2.3; (iii) to any existing or prospective affiliated entity or person, including, any partner, member, stockholder, or wholly owned subsidiary of such Investor in the ordinary course of business, if such prospective purchaser agrees to be bound by the provisions of this Section 2.3; or (iv) as may otherwise be required by law, provided that the Investor promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure.  For the avoidance of doubt, each Investor shall be responsible for any breach of this Section 2.3 by any other person or entity to which it is permitted to disclose any Confidential Information pursuant to this Section 2.3.  Notwithstanding the foregoing, or any other provision in this Agreement or any other agreement between an Investor that is a venture capital fund and the Company, the Company understands and agrees that such Investors and their representatives are in the business of evaluating technologies and the potential development plans of a large number of companies.  In the course of their respective businesses, such Investors are provided access to a variety of, and a steady stream of information regarding, many companies’ business plans, ideas and projections.  Accordingly, the Company acknowledges that any such Investor, its representatives and its affiliates may have in the past or may in the future hold discussions with, evaluate an investment in or develop an investment relationship with one or more companies who could be deemed to be competitive with the Company.  Therefore, the use of confidential information, to the extent such use is confined to the employees or representatives of such Investor, in evaluating, making or managing such investments or investment relationships shall not be deemed to be a violation of this Agreement.

2.4          Right of First Offer.  Subject to the terms and conditions specified in this Section 2.4, the Company hereby grants to each Major Holder a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). A Major Holder who chooses to exercise the right of first offer may designate as purchasers under such right itself or its partners or affiliates, including Affiliated Funds and Affiliated Transferees, in such proportions as it deems appropriate.

Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock (“Shares”), the Company shall first make an offering of such Shares to each Major Holder in accordance with the following provisions:

(a)       The Company shall deliver a notice (the “RFO Notice”) to the Major Holders stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

(b)       Within 20 calendar days after delivery of the RFO Notice, the Major Holder may elect to purchase or obtain, at the price and on the terms specified in the RFO Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by such Major Holder bears to the sum of (i) the total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all convertible or exercisable securities) and (ii) shares of Common Stock issued or issuable (unless otherwise provided for in the preceding clause (i)) to employees, consultants or directors pursuant to a stock option plan, restricted stock plan, or other stock plan approved by the Board of Directors.  Such purchase shall be completed at the same closing as that of any third party purchasers or at an additional closing thereunder.  The Company shall promptly, in writing, inform each Major Holder that purchases all the shares available to it (each, a “Fully Exercising Holder”) of any other Major Holder’s failure to do likewise.  During the 10-day period commencing after receipt of such information, each Fully Exercising Holder shall be entitled to obtain that portion of the Shares for which Major Holders were entitled to subscribe but which were not subscribed for by the Major Holders that is equal to the proportion that the number of shares of Common Stock that are Registrable Securities issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by such Fully-Exercising Holder bears to the total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all convertible or exercisable securities).

(c)       The Company may, during the 45-day period following the expiration of the period provided in subsection 2.4(b) hereof, offer the remaining unsubscribed portion of the Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the RFO Notice.  If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 60 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Holders in accordance herewith.

(d)       The right of first offer in this Section 2.4 shall not be applicable to Exempt Securities (as defined in the Restated Certificate) and any shares of Preferred Stock to be issued under the Purchase Agreement.

2.5          Matters Requiring Investor Director Approval.  The Company hereby covenants and agrees with each of the Investors that it shall not, without approval of the Board of Directors, which approval must include the affirmative vote of at least two of the Investor Directors:

(a)       make any loan or advance to, or own any stock or other securities of, any subsidiary or other corporation, partnership, or other entity unless it is wholly owned by the Company;

(b)       make any loan or advance to any person, including, any employee or director, except advances and similar expenditures in the ordinary course of business or under the terms of an employee stock or option plan approved by the Board of Directors;

(c)       guarantee any indebtedness except for trade accounts of the Company or any subsidiary arising in the ordinary course of business;

(d)       make any investment other than investments in prime commercial paper, money market funds, certificates of deposit in any United States bank having a net worth in excess of $100,000,000 or obligations issued or guaranteed by the United States of America, in each case having a maturity not in excess of one year;

(e)       incur any aggregate indebtedness in excess of $50,000 that is not already included in a Board-approved budget, other than trade credit incurred in the ordinary course of business;

(f)        enter into or be a party to any transaction with any director, officer or employee of the Company or any “associate” (as defined in Rule 12b-2 promulgated under the Exchange Act) of any such person;

(g)       hire, fire, or change the compensation of the executive officers, including approving any option plans;

(h)       change the principal business of the Company, enter new lines of business, or exit the current line of business;

(i)        sell, transfer, license, pledge or encumber technology or intellectual property (other than immaterial licenses granted in the ordinary course of business);

(j)        increase the size of the options pool; or

(k)       enter into or be a party to any contract research organization (CRO) agreement that is not already included in a Board-approved budget; provided, however, that the Company further covenants and agrees that it shall not enter into any such agreement that involves obligations of the Company in excess of $500,000, whether or not included in a Board-approved budget, without first providing the Board of Directors with prior notice thereof.

2.6          Board Matters.

(a)       Unless otherwise determined by the vote of a majority of the directors then in office, the Board of Directors shall meet at least quarterly in accordance with an agreed-upon schedule.  The Company shall reimburse its directors or observers for all reasonable out-of-pocket travel expenses incurred (consistent with the Company’s travel policy) in connection with attending meetings of the Board of Directors as directors or observers.  Any committee established by the Board of Directors shall include at least one Investor Director.

(b)       The Company will purchase directors and officers insurance with a carrier and in a reasonable amount satisfactory to the Board of Directors.  In the event the Company merges with another entity and is not the surviving corporation, or transfers all of its assets, the Company shall use best efforts to require any successors of the Company to either (i) assume Company’s obligations with respect to indemnification of Directors or (ii) provide indemnification protection that is equal to or better than the Company’s existing indemnification obligations to its Directors.

2.7          Employee Matters.  Unless approved by the Board of Directors (including a majority of the members of the Board of Directors representing Vivo Ventures Fund VII, L.P., Beacon Bioventures Fund III Limited Partnership and Sofinnova Venture Partners VIII, L.P.), all future employees or consultants of the Company who shall purchase, or receive options to purchase, shares of Common Stock following the date hereof shall be required to execute stock purchase or option agreements providing for (i) vesting of shares over a four-year period with the first 25% of such shares vesting following 12 months of continued employment or services, and the remaining shares vesting, in equal monthly installments over the following 36 months thereafter and (ii) a 180-day lockup period in connection with a Qualified IPO.  The Company shall retain a right of first refusal on transfers until at least the Company’s Qualified IPO and the right to repurchase unvested shares at cost.

2.8          Key Person Insurance. The Company presently maintains and shall continue to maintain life insurance on behalf of Dr. Neal Walker and Christopher V. Powala, for the benefit of the Company, in amounts no less than the respective amounts maintained as of the date hereof.

2.9          Attribution Parties.  Unless approved by the holders of at least 60% of the Registrable Securities then outstanding, the Company shall not (i) effect any issuance of shares of the Company’s capital stock to an Attribution Party (as defined in the Restated Certificate), other than shares of capital stock issued in an initial public offering, or (ii) effect any transfers of shares of the Company’s capital stock from one of the Company’s stockholders to an Attribution Party, if such issuance or transfer would cause the Attribution Parties collectively to beneficially own in excess of 9.99% of the shares of Common Stock (on an as-converted basis) outstanding immediately after giving effect to such issuance or transfer. For purposes of this Section 2.9, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act.

2.10        Termination of Covenants. The covenants set forth in this Section 2 shall terminate and be of no further force or effect (i) immediately before the consummation of a Qualified IPO, (ii) when the Company first becomes subject to the periodic reporting requirements of Section 13(a) or 15(d) of the Exchange Act, or (iii) upon a Liquidation Transaction, whichever event occurs first.

3.             Miscellaneous.

3.1          Entire Agreement.  This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto, including, without limitation, the Prior Agreement, are expressly canceled.

3.2          Successors and Assigns.  Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties (including transferees of any of the Preferred Stock or any Common Stock issued upon conversion thereof).  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement; provided, however, that an Investor that is a venture capital fund may assign or transfer such rights to its affiliates (including, without limitation, its Affiliated Transferees).

3.3          Amendments and Waivers.  Any term of this Agreement may be amended or waived only with the written consent of the Company and the holders of at least

60% of the Registrable Securities then outstanding; provided, however, any amendment or waiver of the rights granted to the Major Holders in Section 2 above shall require the consent of the holders of at least 60% of the Registrable Securities held by the Major Holders and any amendment or waiver of the rights granted to Investors in Section 2 above shall require the consent of the holders of at least 60% of the Registrable Securities held by Investors.  Notwithstanding the foregoing, if any such amendment or waiver has the effect of adversely affecting a particular Major Holder’s shares of a series of Preferred Stock in a manner that is not proportionate to the shares of the same series held by other Major Holders, then such amendment or waiver shall require the consent of the adversely affected Major Holder.  Notwithstanding anything to the contrary herein, this Agreement may be amended with only the written consent of the Company for the sole purpose of including additional purchasers of Preferred Stock as “Investors” and “Holders.” Any amendment or waiver effected in accordance with this paragraph shall be binding upon each party to this Agreement, whether or not such party has signed such amendment or waiver, each future holder of all such Registrable Securities, and the Company.

3.4          Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of Preferred Stock after the date hereof, any purchaser of such shares of Preferred Stock may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement, and thereafter shall be deemed an “Investor” for all purposes hereunder.  No action or consent by the Investors shall be required for such joinder to this Agreement by such additional Investor, so long as such additional Investor has agreed in writing to be bound by all of the obligations as an “Investor” hereunder.

3.5          Notices.  Unless otherwise provided, any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by facsimile, or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address or facsimile number as set forth on Exhibit A, Exhibit B and/or Exhibit C hereto, as applicable, or as subsequently modified by written notice.

3.6          Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement, the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

3.7          Governing Law.  This Agreement and all acts and transactions pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws.

3.8          Counterparts.  This Agreement may be executed and delivered in two or more counterparts, including facsimile, PDF or other electronic counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3.9          Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

3.10        Aggregation of Stock.  All shares of the Preferred Stock held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

[Signature Pages Follow Immediately]

The parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY:

ACLARIS THERAPEUTICS, INC.

By:	/s/ Neal Walker
Name: Neal Walker
Title: Chief Executive Officer

Address:

Suite 400
101 Lindenwood Drive
Malvern, PA 19355
Attn: Neal Walker

COMPANY’S COUNTERPART SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

APERTURE VENTURE PARTNERS III, L.P.

By:	Aperture Ventures III Management, LLC, its General Partner

By:	/s/ Eric Sillman
Name: Eric Sillman
Title: Managing Member

INVESTOR COUNTERPART SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

BLACKWELL PARTNERS LLC – SERIES A

By:
Its

By:	/s/ Justin B. Nixon	/s/ Jannine M. Lall
Name:
Title: Authorized Signatory

	Justin B. Nixon	Jannine M. Lall
	Investment Manager	Assistant Treasurer
	DUMAC, Inc.	DUMAC, Inc.
	Authorized Agent	Authorized Agent

INVESTOR COUNTERPART SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

BEACON BIOVENTURES FUND III LIMITED PARTNERSHIP

By its sole general partner:
Beacon Bioventures Advisors Fund III Limited Partnership
By its sole general partner: Impresa Management LLC

By:	/s/ Mary F. Pendergast
	Name:	Mary F. Pendergast
	Title:	Vice President

INVESTOR COUNTERPART SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

Individuals Sign Below:

/s/ Francis Cano
Signature

Francis Cano
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships,
Limited Liability Companies, Retirement
Plans, Retirement Accounts or Other
Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address and Facsimile:

*If joint stockholders, both must sign.

INVESTOR COUNTERPART SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

Individuals Sign Below:

/s/ Chris Burns
Signature

Chris Burns
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships,
Limited Liability Companies, Retirement
Plans, Retirement Accounts or Other
Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address and Facsimile:

*If joint stockholders, both must sign.

INVESTOR COUNTERPART SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

Individuals Sign Below:

/s/ Kelly Copeland
Signature

Kelly Copeland
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships,
Limited Liability Companies, Retirement
Plans, Retirement Accounts or Other
Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address and Facsimile:

422 Sabine

Wynnewood, PA

19096

*If joint stockholders, both must sign.

INVESTOR COUNTERPART SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

CORMORANT GLOBAL HEALTHCARE MASTER FUND, LP

By:	/s/ Bihua Chen
Name: Bihua Chen
Title: Managing Member of the General Partner

INVESTOR COUNTERPART SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

Individuals Sign Below:

/s/ Daniel Dubin
Signature

Daniel Dubin
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships,
Limited Liability Companies, Retirement
Plans, Retirement Accounts or Other
Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address and Facsimile:

56 Radcliffe Road

Weston, MA 02493

781-609-2903

*If joint stockholders, both must sign.

INVESTOR COUNTERPART SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships,
Limited Liability Companies, Retirement
Plans, Retirement Accounts or Other
Entities Sign Below:

Gates Irrevocable Trust 2004 for the
Benefit of The Children of James R. Gates
Name of Stockholder (please print)

By:	/s/ James R. Gates, Trustee
Signature

James R. Gates, Trustee
(print name and title of signatory)

Address and Facsimile:

James R. Gates
433 El Arroyo Road
Hillsborough CA 94010

Fax:	(650) 343-3310

*If joint stockholders, both must sign.

INVESTOR COUNTERPART SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

Individuals Sign Below:

/s/ Douglas L. Gessl
Signature

Douglas L. Gessl
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships,
Limited Liability Companies, Retirement
Plans, Retirement Accounts or Other
Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address and Facsimile:

*If joint stockholders, both must sign.

INVESTOR COUNTERPART SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships,
Limited Liability Companies, Retirement
Plans, Retirement Accounts or Other
Entities Sign Below:

Colorshape LLC
Name of Stockholder (please print)

By:	/s/ WILLIAM M. KELLY
Signature

WILLIAM M. KELLY
(print name and title of signatory)

Address and Facsimile:

510 Madison Ave-23rd

New York, NY 10022

212-916-1889

*If joint stockholders, both must sign.

INVESTOR COUNTERPART SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

Individuals Sign Below:

/s/ James W. Glasheen
Signature

James W. Glasheen
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships,
Limited Liability Companies, Retirement
Plans, Retirement Accounts or Other
Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(Print name and title of signatory)

Address and Facsimile:

*If joint stockholders, both must sign.

INVESTOR COUNTERPART SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

Individuals Sign Below:

/s/ Timothy J. Henkel
Signature

Timothy J. Henkel
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships,
Limited Liability Companies, Retirement
Plans, Retirement Accounts or Other
Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(Print name and title of signatory)

Address and Facsimile:

1113 Cymry Dr.

Berwyn, PA 19312

*If joint stockholders, both must sign.

INVESTOR COUNTERPART SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

Individuals Sign Below:

/s/ Kamil Ali-Jackson
Signature

Kamil Ali-Jackson
Name

/s/ Michael S. Jackson
Signature (if more than one)*

Michael S. Jackson
Name (if more than one)*

Corporations, Trusts, Partnerships,
Limited Liability Companies, Retirement
Plans, Retirement Accounts or Other
Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address and Facsimile:

*If joint stockholders, both must sign.

INVESTOR COUNTERPART SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships,
Limited Liability Companies, Retirement
Plans, Retirement Accounts or Other
Entities Sign Below:

Mossrock Capital, LLC
Name of Stockholder (please print)

By:	/s/ Thomas Malley
Signature

Thomas Malley, President
(print name and title of signatory)

Address and Facsimile:

19 Martin Lane

Englewood, CO 80113

*If joint stockholders, both must sign.

INVESTOR COUNTERPART SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

Individuals Sign Below:

/s/ Dave Pfeiffer
Signature

Dave Pfeiffer
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships,
Limited Liability Companies, Retirement
Plans, Retirement Accounts or Other
Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address and Facsimile:

*If joint stockholders, both must sign.

INVESTOR COUNTERPART SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

RA CAPITAL HEALTHCARE FUND, L.P.

By:	RA Capital Management, LLC
Its General Partner

By:	/s/ Peter Kolchinsky
	Name:	Peter Kolchinsky
	Title:	Authorized Signatory

INVESTOR COUNTERPART SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

ROCK SPRINGS CAPITAL MASTER FUND LP

By:	Rock Springs GP LLC
Its:	General Partner

By:	/s/ Graham McPhail
Name:	Graham McPhail
Title:	Managing Director
Rock Springs Capital
650 S. Exeter St., Suite 1070
Baltimore, MD 21202

INVESTOR COUNTERPART SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

Individuals Sign Below:

/s/ Frank Ruffo
Signature

Frank Ruffo
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships,
Limited Liability Companies, Retirement
Plans, Retirement Accounts or Other
Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(Print name and title of signatory)

Address and Facsimile:

*If joint stockholders, both must sign.

INVESTOR COUNTERPART SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships,
Limited Liability Companies, Retirement
Plans, Retirement Accounts or Other
Entities Sign Below:

Scion Fund III, LLC
Name of Stockholder (please print)

By:	/s/ Joseph Siletto
Signature

Joseph Siletto
(print name and title of signatory)

Address and Facsimile:

70 Country Way

Needham, MA 02492

*If joint stockholders, both must sign.

INVESTOR COUNTERPART SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

Individuals Sign Below:

/s/ Indira M. Shah
Signature

Indira M. Shah
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships,
Limited Liability Companies, Retirement
Plans, Retirement Accounts or Other
Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address and Facsimile:

849, Avery drive

Mountain view

CA 94043

*If joint stockholders, both must sign.

INVESTOR COUNTERPART SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

Individuals Sign Below:

/s/ Margaret L. Shaver
Signature

Margaret L. Shaver
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships,
Limited Liability Companies, Retirement
Plans, Retirement Accounts or Other
Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address and Facsimile:

*If joint stockholders, both must sign.

INVESTOR COUNTERPART SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

SOFINNOVA VENTURE PARTNERS VIII, L.P.

By:	Sofinnova Management VIII, L.L.C.
its General Partner

By:	/s/ Anand Mehra
Name:
	Title:	Managing Member

INVESTOR COUNTERPART SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

Individuals Sign Below:

/s/ Neil Solomon
Signature

Neil Solomon
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address and Facsimile:

*If joint stockholders, both must sign.

INVESTOR COUNTERPART SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

Individuals Sign Below:

/s/ Raymond Solomon
Signature

Raymond Solomon
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address and Facsimile:

*If joint stockholders, both must sign.

INVESTOR COUNTERPART SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

2012 Irrevocable Trust of Lisa Tullman
Name of Stockholder (please print)

By:	/s/ Stephen Tullman
Signature

Stephen Tullman, Trustee
(print name and title of signatory)

Address and Facsimile:

*If joint stockholders, both must sign.

INVESTOR COUNTERPART SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

VIVO VENTURES FUND VII, L.P.

By:	Vivo Ventures VII, LLC
its General Partner

By:	/s/ Albert Cha
Name:
	Title:	Managing Member

VIVO VENTURES VII AFFILIATES FUND VI, L.P.

By:	Vivo Ventures VII, LLC
its General Partner

By:	/s/ Albert Cha
Name:
	Title:	Managing Member

INVESTOR COUNTERPART SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

Individuals Sign Below:

/s/ James Walker
Signature

James Walker
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address and Facsimile:

*If joint stockholders, both must sign.

INVESTOR COUNTERPART SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

Individuals Sign Below:

/s/ H. Jeffrey Wilkins
Signature

H. Jeffrey Wilkins
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Stockholder (please print)

By:
Signature

(print name and title of signatory)

Address and Facsimile:

*If joint stockholders, both must sign.

INVESTOR COUNTERPART SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

EXHIBIT A

SERIES A INVESTORS

Series A Preferred Stock

Name/Address	No. of Shares

Vivo Ventures Fund VII, L.P. 575 High Street, Suite 201 Palo Alto, CA 94301 Attn: Albert Cha Fax: (650) 688-0815	8,467,943

Vivo Ventures VII Affiliates Fund, L.P. 575 High Street, Suite 201 Palo Alto, CA 94301 Attn: Albert Cha Fax: (650) 688-0815	184,557

Beacon Bioventures Fund III Limited Partnership c/o Fidelity Biosciences One Main Street, 13th Floor Cambridge, MA 02142 Attn: Mary F. Pendergast Fax: (617) 231-2425	8,652,500

Sofinnova Venture Partners VIII, L.P. 3000 Sand Hill Road, Building 4 Suite 250 Menlo Park, CA 94025 Attn: Anand Mehra Fax: (650) 322-2037	2,000,000

Kamil Ali-Jackson and Michael S. Jackson 902 Trail Run Lane West Chester, PA 19382	10,000

Steven L. Basta Trust 590 Berkeley Avenue Menlo Park, CA 94025 Attn: Steven L. Basta	100,000

Name/Address	No. of Shares

Mark Bradshaw 18 W 48th Street Apt 8D New York, NY 10036	100,000

Christopher Burns 1806 Hawkweed Way Malvern, PA 19355	50,000

Frank Cano 11 Acorn Lane Los Altos, CA 94022	75,000

Kelly Copeland 422 Sabine Avenue Wynnewood, PA 19096	20,000

Evan Dick 104 Potters Pond Drive Phoenixville, PA 19460	50,000

Dan Dubin 73 Deer Path Lane Weston, MA 02473	40,000

Douglas L. Gessl 33 Lily Pond Lane Chester Springs, PA 19425	30,000

Jim Glasheen 26 Fairview Avenue Corte Madera, CA 94925	50,000

Tim Henkel 1113 Cymry Drive Berwyn, PA 19312	50,000

Lochridge Family Investment, LLC 1350 Lochridge Road Bloomfield Hills, MI 48302 Attn: Steven K. Grekin	75,000

Name/Address	No. of Shares

Jeffrey Metz 341 Strawtown Road New City, NY 10956	100,000

David Pfeiffer 405 Foothill Drive Bluebell, PA 19422	50,000

Yves Quintin Duane Morris LLP 30 South 17th Street Philadelphia, PA 19103	15,000

Morgan Stanley Smith Barney as custodian for Yves Quintin - IRA Attn: Yves Quintin Duane Morris LLP 30 South 17th Street Philadelphia, PA 19103	75,000

Frank Ruffo 223 Prince William Way Chalfront, PA 18966	20,000

John Sbarbaro 3473 Wells Road Malvern, PA 19355	10,000

Scion Fund III, LLC 70 Country Way Needham, MA 02492 Attn: Joseph Siletto	110,000

Margaret L. Shaver 347 Aubrey Road Wynnewood, PA 19096-1812	20,000

Neil Solomon 304 E 41st Street Apt 806A New York, NY 10017	50,000

Name/Address	No. of Shares

Ray Solomon 1 Bridge Street Suite 83 Irvington, NY 10533	175,000

STNY Investors General Partnership 707 Corinthian Avenue Philadelphia, PA 19130 Attn: Sandra G. Stoneman	20,000

2007 Irrevocable Trust of Stephen A. Tullman 11 Kyle Drive Chester Springs, PA 19425 Attn: Stephen A. Tullman	110,000

Jim Walker 1215 Basset Lane Chester Springs, PA 19425	100,000

Jeff Wilkins 106 Brinkley Drive Sellersville, PA 18960	40,000

Lisa Wittmer 673 Thomas Jefferson Road Wayne, PA 19087	40,000

TOTAL:	20,890,000

EXHIBIT B

SERIES B INVESTORS

Series B Preferred Stock

Name/Address	No. of Shares

Vivo Ventures Fund VII, L.P. 575 High Street, Suite 201 Palo Alto, CA 94301 Attn: Albert Cha Fax: (650) 688-0815	1,779,400

Vivo Ventures VII Affiliates Fund, L.P. 575 High Street, Suite 201 Palo Alto, CA 94301 Attn: Albert Cha Fax: (650) 688-0815	38,782

Beacon Bioventures Fund III Limited Partnership c/o Fidelity Biosciences One Main Street, 13th Floor Cambridge, MA 02142 Attn: Mary F. Pendergast Fax: (617) 231-2425	1,818,182

Sofinnova Venture Partners VIII, L.P. 3000 Sand Hill Road, Building 4 Suite 250 Menlo Park, CA 94025 Attn: Anand Mehra Fax: (650) 322-2037	2,424,242

Kamil Ali-Jackson and Michael S. Jackson 902 Trail Run Lane West Chester, PA 19382	2,901

Steven L. Basta Trust 590 Berkeley Avenue Menlo Park, CA 94025 Attn: Steven L. Basta	29,012

Name/Address	No. of Shares

Christopher Burns 1806 Hawkweed Way Malvern, PA 19355	14,506

Frank Cano 11 Acorn Lane Los Altos, CA 94022	21,759

Kelly Copeland 422 Sabine Avenue Wynnewood, PA 19096	5,802

Dan Dubin 73 Deer Path Lane Weston, MA 02473	11,605

Douglas L. Gessl 33 Lily Pond Lane Chester Springs, PA 19425	20,000

Jim Glasheen 26 Fairview Avenue Corte Madera, CA 94925	14,506

Tim Henkel 1113 Cymry Drive Berwyn, PA 19312	14,506

Jeffrey Metz 341 Strawtown Road New City, NY 10956	29,012

Morgan Stanley Smith Barney as custodian for Yves Quintin - IRA Attn: Yves Quintin Duane Morris LLP 30 South 17th Street Philadelphia, PA 19103	26,111

Frank Ruffo 223 Prince William Way Chalfont, PA 18966	5,802

Name/Address	No. of Shares

Scion Fund III, LLC 70 Country Way Needham, MA 02492 Attn: Joseph Siletto	31,913

Margaret L. Shaver 347 Aubrey Road Wynnewood, PA 19096-1812	7,802

Neil Solomon 304 E 41st Street Apt 806A New York, NY 10017	14,506

Ray Solomon 1 Bridge Street Suite 83 Irvington, NY 10533	50,771

STNY Investors General Partnership 707 Corinthian Avenue Philadelphia, PA 19130 Attn: Sandra G. Stoneman	5,802

2007 Irrevocable Trust of Stephen A. Tullman 11 Kyle Drive Chester Springs, PA 19425 Attn: Stephen A. Tullman	31,913

Jim Walker 1215 Basset Lane Chester Springs, PA 19425	29,012

Jeff Wilkins 106 Brinkley Drive Sellersville, PA 18960	11,605

Lisa Wittmer 673 Thomas Jefferson Road Wayne, PA 19087	11,605

TOTAL:	6,451,057

EXHIBIT C

SERIES C INVESTORS

Series C Preferred Stock

Name/Address	No. of Shares

RA Capital Healthcare Fund, L.P. 20 Park Plaza, Suite 1200 Boston, MA 02116	2,692,557

Blackwell Partners LLC — Series A 280 South Mangum Street, Suite 210 Durham, NC 27701-3675 Notices to: c/o RA Capital Healthcare Fund, L.P. 20 Park Plaza, Suite 1200 Boston, MA 02116	543,689

Rock Springs Capital Master Fund LP 650 South Exeter Street, Suite 1070 Baltimore, MD 21202	2,184,466

Aperture Venture Partners III, L.P. 645 Madison Avenue, 20th Floor New York, NY Fax: (212) 319-8779	647,249

Vivo Ventures Fund VII, L.P. 575 High Street, Suite 201 Palo Alto, CA 94301 Attn: Albert Cha Fax: (650) 688-0815	1,346,068

Vivo Ventures VII Affiliates Fund, L.P. 575 High Street, Suite 201 Palo Alto, CA 94301 Attn: Albert Cha Fax: (650) 688-0815	29,337

Beacon Bioventures Fund III Limited Partnership c/o Fidelity Biosciences One Main Street, 13th Floor	1,496,764

Cambridge, MA 02142 Attn: Mary Bevelock Pendergast Fax: (617) 231-2425

Sofinnova Venture Partners VIII, L.P. 3000 Sand Hill Rd., Bldg. 4, Suite 250 Menlo Park, CA 94025	2,063,107

Cormorant Global Healthcare Master Fund, LP 200 Clarendon Street, 52nd Floor Boston, MA 02116	1,294,498

Scion Fund III, LLC 70 Country Way Needham, MA 02492 Attn: Joseph Siletto	17,437

Tim Henkel 1113 Cymry Drive Berwyn, PA 19312	7,926

Indira M. Shah 849 Avery Drive Mountain View, CA 94043	32,363

Francis Cano 11 Acorn Lane Los Altos, CA 94022	11,889

Kelly Copeland 422 Sabine Avenue Wynnewood, PA 19096	3,170

Douglas L. Gessl 33 Lily Pond Lane Chester Springs, PA 19425	6,143

Colorshape LLC c/o Panning Capital Management, LLC 510 Madison Ave., 23rd Floor New York, NY 10022	323,625

MossRock Capital, LLC 19 Martin Lane Englewood, CO 80113	80,906

2007 Irrevocable Trust of Stephen A. Tullman 11 Kyle Drive Chester Springs, PA 19425	17,437

Jeff Wilkins 106 Brinkley Drive	6,341

Sellersville, PA 18960

Margaret Shaver 347 Aubrey Road Wynnewood, PA 19096-1812	3,416

David Pfeiffer 405 Foothill Drive Bluebell, PA 19422	6,143

James Walker 1215 Basset Lane Chester Springs, PA 19425	14,263

Ray Soloman 1 Bridge Street, Suite 83 Irvington, NY 10533	27,740

Neil Soloman 304 E 41st Street, Apt 806A New York, NY 10017	7,926

Jim Glasheen 29 Fairview Avenue Corte Madera, CA 94925	7,926

Dan Dubin 73 Deer Path Lane Weston, MA 02473	6,341

Christopher Burns 1806 Hawkweed Way Malvern, PA 19355	7,926

Gates Irrevocable Trust 2004 for the Benefit of the Children of James R. Gates 433 El Arroyo Road Hillsboro, VA 94010	58,331

TOTAL:	12,944,984